EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 23, 2003 appearing in ANTs software inc.'s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 21, 2003.

Dated: May 23, 2003
                                        /s/ Burr, Pilger & Mayer, LLC